UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 31, 2018

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 395-2688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

Term Loan Credit Agreement

General. On December 31, 2018 (the Closing Date), Equitrans Midstream Corporation (ETRN) entered into a term loan credit agreement (the Term Loan Credit Agreement) with Goldman Sachs Bank USA, as administrative agent (the Term Loan Administrative Agent), ETRN, as borrower, PNC Bank, National Association, as collateral agent, and the lenders from time to time party thereto, providing for a senior secured term loan facility in an aggregate principal amount of $600 million.

Term loans under the Term Loan Credit Agreement (the Term Loans) were borrowed in full on the Closing Date, and a portion of the proceeds of the Term Loans were used to fund the Unit Purchases (as defined below) as well as certain fees, costs and expenses in connection therewith and with the closing of the Term Loan Credit Agreement.  Proceeds of the Term Loans will also be used to fund the purchase of the common units representing limited partner interests (EQGP Common Units) in EQGP Holdings, LP, a Delaware limited partnership (EQGP), pursuant to the exercise of the Limited Call Right (as defined below) and to pay fees, costs and expenses in connection therewith and may be used for other general corporate purposes.

Interest and Original Issue Discount. The interest rates applicable to borrowings under the Term Loan Credit Agreement are based on a fluctuating rate of interest measured by reference to either, at ETRN’s option, (i) an alternate base rate (defined as the greatest of (i) the prime rate, (ii) the federal funds effective rate plus 0.50% per annum and (iii) one-month London Interbank Offered Rate (LIBOR) plus 1.00% per annum), plus an applicable margin of 3.50% per annum, or (ii) LIBOR, plus an applicable margin of 4.50% per annum. The Term Loans were funded net of an original issue discount amount of 3.00%.

Prepayments. The Term Loan Credit Agreement requires ETRN to prepay outstanding Term Loans, subject to certain exceptions, with: (i) 100% of the net cash proceeds of non-ordinary course asset sales or other dispositions of assets (including certain insurance and condemnation events) by ETRN or any of the guarantor subsidiaries (described below); (ii) 100% of ETRN’s or a restricted subsidiary’s net cash proceeds from the issuance or incurrence of debt obligations for borrowed money not permitted under the Term Loan Credit Agreement and certain other debt obligations for borrowed money; and (iii) starting on March 31, 2019, a variable percentage of excess cash flow, ranging from 50% to 0% depending on ETRN’s consolidated net leverage ratio, within 10 business days after financial statements have been delivered in accordance with the Term Loan Credit Agreement each fiscal quarter; provided that the requirement to make such excess cash flow prepayments shall be suspended during the continuance of either of the following: (i) ETRN obtaining and maintaining an investment grade rating from two of S&P, Moody’s and Fitch, in each case with a stable or better outlook, or (ii) the Term Loans receiving and maintaining an investment grade rating from two of S&P, Moody’s and Fitch, in each case with a stable or better outlook. ETRN may voluntarily prepay outstanding loans under the Term Loan Credit Agreement at any time subject to customary “breakage” costs with respect to LIBOR loans and subject to a prepayment premium of 1.00% in connection with certain customary repricing events that may occur within 12 months after the Closing Date.

Maturity. The Term Loans will mature on the date that is five years and one month after the Closing Date. The Term Loan Credit Agreement provides that ETRN has the right at certain times to agree with the consenting lenders to extend the maturity date of the Term Loans made by such consenting lenders, subject to the terms and conditions set forth in the Term Loan Credit Agreement, but the lenders are under no obligation to agree to such extensions. The Term Loans will amortize in equal quarterly installments in an aggregate annual amount equal to 1.00% of the original principal amount of Term Loans under the Term Loan Credit Agreement with the balance payable on the maturity date.

Guarantee and Security. Pursuant to certain guaranty and security agreements, the Term Loans are guaranteed by ETRN’s direct and indirect, existing and future, wholly-owned domestic restricted subsidiaries, subject to certain exceptions and limitations, including the general partners of EQM Midstream Partners, LP (EQM) and EQGP.

The obligations in respect of the Term Loan Credit Agreement and the Amended Existing Revolving Credit Agreement (as defined below) are secured on a pari passu first-priority (subject to certain permitted liens) basis, all in accordance with an intercreditor agreement between the Term Loan Administrative Agent and the Revolver

Administrative Agent (as defined below) and acknowledged by ETRN and the subsidiary guarantors, which intercreditor agreement was entered into on the Closing Date. The collateral consists of substantially all of the assets of ETRN and the subsidiary guarantors, subject to certain exceptions and limitations, but including the limited partner interests of EQM and EQGP owned by ETRN and the subsidiary guarantors (the Collateral).

EQM and its subsidiaries are unrestricted subsidiaries under the Term Loan Credit Agreement and neither guarantors nor grantors of Collateral with respect the Term Loans.

Covenants. The Term Loan Credit Agreement contains a financial covenant that, beginning with the fiscal quarter ended on March 31, 2019, requires ETRN to comply with a minimum debt service coverage ratio of 1.10 to 1.00 at the end of each fiscal quarter, which covenant shall be suspended during the continuance of either of the following: (i) ETRN obtaining and maintaining an investment grade rating from two of S&P, Moody’s and Fitch, in each case with a stable or better outlook, or (ii) the Term Loans receiving and maintaining an investment grade rating from two of S&P, Moody’s and Fitch, in each case with a stable or better outlook. In addition, the Term Loan Credit Agreement includes negative covenants that, among other things and subject to certain exceptions, limit ETRN’s ability and the ability of its restricted subsidiaries to: (i) incur indebtedness or make guarantees of indebtedness; (ii) incur liens; (iii) make investments, loans and acquisitions; (iv) merge or consolidate; (v) sell assets and issue equity interests; (vi) pay dividends on capital stock or redeem, repurchase or retire capital stock (with exceptions including for distributions made with Cash Flow Available for Restricted Payments (as defined in the Term Loan Credit Agreement)); (vii) alter ETRN’s business; (viii) engage in transactions with ETRN’s affiliates; (ix) enter into agreements limiting subsidiary dividends and distributions (including EQM’s ability to enter into such agreements); and (x) enter into certain hedging transactions.  In addition to permitting the Unit Purchases and the exercise of the Limited Call Right, the Term Loan Credit Agreement permits, subject to limited conditions, the transactions contemplated by any definitive agreements related to the previously announced proposal that ETRN enter into a merger agreement with EQM, pursuant to which ETRN would exchange its incentive distribution rights and the economic general partner interest in EQM for EQM limited partner interests and a non-economic general partner interest in EQM (the Proposed IDR Elimination Transaction).

Events of Default. The Term Loan Credit Agreement also contains certain customary representations and warranties, affirmative covenants and events of default (including, among others, an event of default upon a change of control). If an event of default occurs and is not cured or waived, the lenders under the Term Loan Credit Agreement are entitled to take various actions, including the acceleration of amounts due under the Term Loan Credit Agreement and all actions permitted to be taken by a secured creditor.

Incremental Facility. The Term Loan Credit Agreement provides that ETRN has the right at any time to request incremental term loans in an aggregate amount of up to $150.0 million minus the aggregate commitments under the Amended Existing Revolving Credit Agreement (or any other permitted pari passu revolving credit agreement then in effect), plus the amount of any voluntary prepayment in respect of the Term Loans.  The lenders under the Term Loan Credit Agreement are not under any obligation to provide any such incremental commitments or loans and any such addition of or increase in commitments or loans is subject to certain customary conditions precedent.

First Amendment to Revolving Credit Agreement

Also on the Closing Date, ETRN entered into an amendment (the Amendment) to that certain Credit Agreement dated as of October 31, 2018 (the Existing Credit Agreement, and as amended by the Amendment, the Amended Existing Revolving Credit Agreement), by and among ETRN, PNC Bank, National Association, as administrative agent (Revolver Administrative Agent), and the lenders from time to time party thereto.

The Amendment amends the Existing Credit Agreement to, among other things, permit (i) ETRN’s entrance into the Term Loan Credit Agreement, (ii) the Unit Purchases, the exercise of the Limited Call Right, and the Proposed IDR Elimination Transaction, and (iii) pari passu liens on the Collateral securing the obligations under the Term Loan Credit Agreement and the obligations under the Amended Existing Revolving Credit Agreement.

The foregoing descriptions of the Term Loan Credit Agreement and the Amendment are not complete and are qualified in their entirety by reference to the full text of the Term Loan Credit Agreement and the Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Term Loan Credit Agreement” in Item 1.01 is incorporated herein by reference.

Item 7.01.             Regulation FD.

The information set forth in Item 1.01 and Item 8.01 is incorporated herein by reference.

On the Closing Date, ETRN issued a press release related to the completion of the Unit Purchases, the closing of the Term Loan Credit Agreement and the exercise of the Limited Call Right, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of ETRN’s filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.             Other Events.

Unit Purchases

On the Closing Date, ETRN completed the purchase of 14,560,281 EQGP Common Units for aggregate consideration of $291,205,620 pursuant to the previously announced Unit Purchase Agreements with funds managed by Neuberger Berman Investment Adviser LP, funds managed by Goldman Sachs Asset Management, L.P., funds managed by Cushing Asset Management, LP, funds managed by Kayne Anderson Capital Advisors, L.P., and ZP Energy Fund, L.P. (such transactions, collectively, the Unit Purchases).

Limited Call Right

Following the completion of the Unit Purchases, ETRN and its affiliates own more than 95% of the outstanding EQGP Common Units. As a result, on the Closing Date ETRN exercised the limited call right (the Limited Call Right) provided for in Section 15.1(a) of the Second Amended and Restated Agreement of Limited Partnership of EQGP, dated as of October 12, 2018, pursuant to which ETRN will purchase all outstanding EQGP Common Units (other than EQGP Common Units owned by ETRN and its affiliates) at a price per EQGP Common Unit equal to $20.00. After giving effect to the exercise of the Limited Call Right, EQGP will be an indirect wholly-owned subsidiary of ETRN. The transactions contemplated by the Limited Call Right are expected to close on January 10, 2019.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that ETRN expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K specifically include the expected closing of the Limited Call Right and statements relating to the Proposed IDR Elimination Transaction.  These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN has based these forward-looking statements on current expectations and assumptions about future events. While ETRN considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond ETRN’s control. The risks and uncertainties that may affect the operations, performance and results of ETRN’s business and forward-looking statements include, but are not limited to, those risks discussed in ETRN’s Registration Statement on Form 10 and other filings with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and ETRN undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1

Credit Agreement, dated as of December 31, 2018, among Equitrans Midstream Corporation, Goldman Sachs Bank USA, as Administrative Agent and Initial Lender, PNC Bank, National Association, as Collateral Agent, and the other lenders from time to time party thereto

10.2

First Amendment to Credit Agreement, dated as of December 31, 2018, by and among Equitrans Midstream Corporation, the lender parties thereto, and PNC Bank, National Association, as Administrative Agent

99.1	News release, dated December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: December 31, 2018	By:	/s/ Kirk R. Oliver

		Name:	Kirk R. Oliver
		Title:	Senior Vice President and Chief Financial Officer